UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 21, 2023, Supernus Pharmaceuticals, Inc. ("Supernus" or the "Company") entered into Settlement and License Agreements (the "Agreements) with Apotex Inc. and Apotex Corp. (collectively, "Apotex"), to settle ongoing patent litigation regarding Apotex's filing of an Abbreviated New Drug Application ("ANDA") seeking approval to market a generic version of the Company's Oxtellar XR® (oxcarbazepine) extended-release tablets. The ANDA included a paragraph IV certification seeking approval to engage in the manufacture, use and sale of the Apotex product prior to the expiration of United States Patent Nos. 7,722,898 (“the ’898 patent”), 7,910,131 (“the ’131 patent”), 8,617,600 (“the ’600 patent”), 8,821,930 (“the ’930 patent”), 9,119,791 (“the ’791 patent”), 9,351,975 (“the ’975 patent”), 9,370,525 (“the ’525 patent”), 9,855,278 (“the ’278 patent”), 10,220,042 (“the ’042 patent”), and 11,166,960 (“the ’960 patent”) (collectively, the "Patents-in-Suit"). Under the terms of the Agreements, the Company and Apotex agreed to dismiss all claims, counter-claims, and defenses asserted by Supernus and Apotex in the ongoing patent litigation. Under the Agreements, the Company grants to Apotex a license to the Patents-in-Suit to Market a generic version of Oxtellar XR® in the United States beginning on September 1, 2024, or earlier under certain circumstances. The Company retained the right itself or through an Affiliate or through any Third Party to Market an authorized generic product. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Agreements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: June 23, 2023	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice President and Chief Financial Officer

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